EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Prudent Bear Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Prudent Bear Funds, Inc. for the year ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Prudent Bear Funds, Inc. for the stated period.

/s/ David W. Tice                       /s/ David W. Tice
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David W. Tice                           David W. Tice
President, Prudent Bear Funds, Inc.     Treasurer, Prudent Bear Funds, Inc.

Dated:   12/3/04
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Prudent Bear Funds, Inc. for purposes of the Securities Exchange Act of 1934.